Exhibit 99.2

Bakkt Announces Updated Investment Policy to Include Bitcoin and Other Digital Assets

ALPHARETTA, GA – June 10, 2025 – Bakkt Holdings, Inc. (“Bakkt” or the “Company”) (NYSE: BKKT) today announced that its Board of Directors has formally approved an updated corporate investment policy, enabling the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy.

The Company’s updated investment policy is built on three strategic pillars designed to enhance long-term stockholder value and position Bakkt as a leader in the digital asset ecosystem:

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Core allocations to Bitcoin and leading digital assets: Bakkt will allocate a portion of its treasury to Bitcoin and other top-tier cryptocurrencies, aligning with its conviction in digital assets as a store of value with long-term appreciation potential.

•	Strategic capital structure optimization: Bakkt will continue to utilize prudent strategies to enhance the Company’s capital structure while maintaining disciplined risk management.

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Global expansion of treasury strategy through strategic jurisdictional analysis: The Company is actively evaluating global jurisdictions to deploy these strategies, leveraging the management team’s experience in respective capital markets.

The Company may acquire Bitcoin or other digital assets, using excess cash, proceeds from future equity or debt financings, or other capital sources, subject to the Company’s updated investment policy. As of the date of this press release, the Company has not purchased any Bitcoin or other digital assets pursuant to its revised investment policy. The timing and magnitude of any such transactions will depend on market conditions, capital market receptivity, business performance and other strategic considerations.

Akshay Naheta, Co-CEO of Bakkt said, “this initiative is intended to support Bakkt’s transformation into a pure-play crypto infrastructure company and to enable us to strategically add Bitcoin and other digital assets to our treasury. We believe this multi-pronged approach reflects our conviction in the future of digital assets and our vision for Bakkt’s expansion internationally and as a leader in the world of programmable money.”

“Our updated investment policy reflects our belief in the long-term potential of digital assets and our commitment to actively explore strategic opportunities to enhance shareholder value,” said Andy Main, Co-CEO and President of Bakkt. “This marks an important step for the Company to expand into global payments and remittance ecosystems through stablecoins and participate in ongoing evolution of the digital asset ecosystem.”

In connection with the foregoing, the Company intends to adjourn its 2025 Annual Meeting of Stockholders on June 10, 2025 to reconvene on June 17, 2025 at 10:00 a.m. Eastern Time.

About Bakkt

Founded in 2018, Bakkt builds solutions that enable our clients to grow with the crypto economy. Through institutional-grade trading and onramp capabilities, our clients leverage technology that’s built for sustainable, long-term involvement in crypto.

Bakkt is headquartered in Alpharetta, GA. For more information, visit: https://www.bakkt.com/ | @Bakkt | LinkedIn

Bakkt-E

Contacts

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Source: Bakkt Holdings, Inc.

Important Notice

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, securities in the United States or any other jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s plans in connection with the implementation of its investment policy, including to raise additional capital at favorable terms or at all. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of the treasury strategy; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the line of credit with Intercontinental Exchange Holdings, Inc.; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commerical counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its treasury strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, dated as of the date hereof.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this release.